UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2008

VIEWSONIC CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50730	95-4120606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Brea Canyon Road
Walnut, California 91789
 (Address of principal executive offices, including zip code)

(909) 444-8888
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officers

On January 14, 2008, Heng-Chun Ho, President, Global Products and Solutions, announced his intention to resign effective January 31, 2008.  Mr. Ho is entitled to receive four months of salary pursuant to his offer letter with us, dated January 8, 2005.  The offer letter is filed as Exhibit 10.22 to our amended Annual Report on Form 10-K for the year ended December 31, 2006, filed with the Securities and Exchange Commission on April 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWSONIC CORPORATION

Dated: January 17, 2008	By:	/s/ Robert J. Ranucci
Robert J. Ranucci
Vice President, General Counsel & Secretary